UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event (reported) May 15, 2026

T-REX Acquisition Corp
(Exact name of Registrant as specified in its charter)

Nevada	000-56528	26-1754034
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

151 N. Nob Hill Road Suite 402 Plantation, FL	33324
(Address of principal executive offices)	(Zip Code)

(954) 960-7100

Registrant’s telephone number, including area code

__________________________________________

(Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Ace (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act of (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

T-REX Acquisition Corp., a Nevada Corporation, is referred to as “we”, “us”, or “our”.

When used in this Current Report on Form 8-K, unless otherwise indicated, the terms the “Company,” “our,” or “we” refer to T-Rex Acquisition Corp.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRICIPAL OFFICERS; ELECTION OF DIRECTOR; APPOINTMENT OF PRINCIPAL OFFICERS

On May 15, 2026, Our Board of Directors appointed Frank Horkey as our Chairman of the Board.

On May 15, 2026, our Board of Directors appointed David McPhail as our Chief Executive Officer.

On May 15, 2026, Matthew Cohen resigned from his position as Chief Executive Officer and a member of our Board of Directors, which resignation was not in connection with any disagreement regarding our operations, policies or procedures.

On May 15, 2026, Katharyn Field resigned her position as a member of our Board of Directors, which resignation was not in connection with any disagreement regarding our operations, policies or procedures.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T-REX ACQUISITION CORP.

Date: May 15, 2026	By:	/s/ Frank Horkey
	Name:	Frank Horkey
	Title:	President

3